Exhibit 99.1

CANNABIS PRODUCER & RETAILER KAYA HOLDINGS (OTCQB: KAYS) ANNOUNCES CONFERENCE CALL TO DISCUSS OPERATIONS, RECENT DEVELOPMENTS AND GROWTH PLANS FOR THE FUTURE

SAVE THE DATE: TUESDAY DECEMBER 20, 2:00 PM

Fort Lauderdale, Florida: December 6, 2016 – Kaya Holdings, Inc. (KAYS) announced today that it will be hosting a shareholder and interested-investor conference call and webinar on Tuesday, December 20, 2016 at 14:00 EST. The event will include new video of the 2 existing Kaya Shack Marijuana Dispensaries and the Company’s Grow Facility, as well as discussion on the two new Kaya Shack Marijuana Superstores under construction and pending licensing, operations including the state of the market, recent election results, and growth plans for the future.

“There has been a great deal of shareholder interest in gaining insight into management’s thoughts and plans, especially in light of the recent elections, which brought legal marijuana to a number of additional states”, comments Kaya Holdings CEO, Craig Frank. “We will do our best to share where operations are now, what our short term and longer term plans are and if and how the recent elections will affect the legal marijuana sector”.

Interested parties are asked to go to www.kayaholdings.com and update their email and contact information so that they will receive a notification of the conference call/webinar date and time and priority access codes to participate; invitations are limited so please confirm registrations ASAP.

About Kaya Holdings, Inc. (www.kayaholdings.com)

KAYS (OTCQB: KAYS) through its subsidiary, Marijuana Holdings Americas, Inc. owns and operates the Kaya Shack (www.kayashack.com) , the first legal marijuana dispensary by a U.S. publicly traded company – Kaya Shack™. KAYS creates and establishes it own brands that produce, distribute and/or sell premium cannabis products, including flower, concentrates, and cannabis-infused baked goods and candies.

IMPORTANT DISCLOSURE: KAYS is planning execution of its stated business objectives in accordance with current understanding of State and Local Laws and Federal Enforcement Policies and Priorities as it relates to Marijuana (as outlined in the Justice Department's Cole Memo dated August 29, 2013), and plan to proceed cautiously with respect to legal and compliance issues. Potential investors and shareholders are cautioned that AFAI and MJAI will obtain advice of counsel prior to actualizing any portion of their business plan (including but not limited to license applications for the cultivation, distribution or sale of marijuana products, engaging in said activities or acquiring existing Cannabis production/sales operations). Advice of counsel with regard to specific activities of KAYS and MJAI, Federal, State or Local legal action or changes in Federal Government Policy and/or State and Local Laws may adversely affect business operations and shareholder value.

Forward Looking Statements

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe," "estimate," "project," "expect" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, acceptance of the Company's current and future products and services in the marketplace, the ability of the Company to develop effective new products and receive regulatory approvals of such products, competitive factors, dependence upon third-party vendors, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

For more information contact Investor Relations: 561-210-7664